                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported) NOVEMBER 29, 2001
                                                        -----------------

                                NRG ENERGY, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


        001-15891                                         41-1724239
        ---------                                         ----------
(Commission File Number)                       (IRS Employer Identification No.)


901 MARQUETTE AVENUE, SUITE 2300                MINNEAPOLIS, MN          55402
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



         Registrant's telephone number, including area code 612-373-5300
                                                            ------------




          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS

On November 29, 2001, NRG Energy, Inc. announced that it signed asset purchase and sale agreements with subsidiaries of FirstEnergy Corporation to acquire a 2,535 MW portfolio of generating assets.

In a conference call held on November 30, 2001 to discuss the acquisition, NRG management responded to questions on NRG's exposure to Enron. Management reiterated its previously reported estimate that NRG's exposure to Enron through global trading activity is less than $10 million. Management also confirmed that National Energy Production Corporation ("NEPCO"), a wholly-owned subsidiary of Enron, is the construction contractor for two of NRG's greenfield development projects, the Kendall and Nelson generating facilities in Illinois. In both of these projects, Enron guarantees the payment and performance obligations of its subsidiary under the construction contract. NRG is currently in discussions with NEPCO in respect of NRG's demand that a performance and payment bond be provided in place of Enron's guarantee. NRG management believes that even if NRG's Kendall and Nelson projects were to be delayed or disrupted, this should not have a material adverse effect on NRG's operations or financial results for 2001 or 2002. While this is NRG's belief based on currently available information, the situation is developing rapidly and NRG is unable to predict precisely at this time the ultimate effect of Enron's financial difficulties on NRG's business or the energy industry.

The press release announcing the agreements with FirstEnergy is filed with this Form 8-K as Exhibit 99.12 See "Item 7. Exhibits."



Item 7. Exhibits.

The following exhibit is filed with this report on Form 8-K:

Exhibit No.        Description

99.12              Press release issued November 29, 2001, of NRG Energy, Inc.



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NRG Energy, Inc.
                                      (Registrant)



                                      By  /s/      Leonard A. Bluhm
                                          -------------------------
                                          Leonard A. Bluhm
                                          Executive Vice President
                                          and Chief Financial Officer
                                          (Principal Financial Officer)



Dated:  November 30, 2001